UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 21, 2003
                                                --------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                 333-101254                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                10019
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    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                  ------------------------------




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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                       Description
-----------                       -----------

      99 Structural and Collateral Term Sheets prepared by UBS Warburg LLC in connection with MASTR Adjustable Rate Mortgages
                                  Trust 2003-1 Mortgage Pass-Through
                                  Certificates, Series 2003-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


January 21, 2003

                                   By:    /s/ Hugh T. Corcoran
                                       ---------------------------------------
                                       Name:  Hugh T. Corcoran
                                       Title: Managing Director

                                   By:    /s/ Eric Daouphars
                                       ---------------------------------------
                                       Name:  Eric Daouphars
                                       Title: Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.              Description                             Electronic (E)
-----------              -----------                             --------------

99                       Structural and Collateral Term          E
                         Sheets prepared by UBS Warburg LLC
                         in connection with MASTR
                         Adjustable Rate Mortgages
                         Trust 2003-1 Mortgage
                         Pass-Through Certificates,
                         Series 2003-1